UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 30, 2015

Mercury Systems, Inc.
(Exact Name of Registrant as Specified in Charter)

Massachusetts	000-23599	04-2741391
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
201 Riverneck Road, Chelmsford, Massachusetts 01824
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (978) 256-1300
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

In connection with its annual corporate governance review, the Nominating and Governance Committee of the Board of Directors of Mercury Systems, Inc. (the “Company”) reviewed the Company’s shareholder rights plan which by its terms would expire on December 23, 2015. Upon the recommendation of the Nominating and Governance Committee, the Board of Directors approved an amendment, effective June 30, 2015 (the “Amendment”), to the Company’s Shareholder Rights Agreement (the “Rights Agreement”), dated as of December 14, 2005, by and between the Company and Computershare Trust Company, N.A. (formerly EquiServe Trust Company, N.A.), terminating the Rights Agreement and the associated Rights (as defined below).

     The Amendment accelerates the expiration date of the Company’s preferred stock purchase rights (the “Rights”) from the close of business on December 23, 2015 to June 30, 2015 and has the effect of terminating the Rights Agreement on June 30, 2015.  At the time of the termination of the Rights Agreement, all of the Rights distributed to holders of the Company’s common stock pursuant to the Rights Agreement will expire.

The foregoing is a summary of the terms of the Amendment. The summary does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 4.1 and incorporated herein by reference.

Item 1.02    Termination of a Material Definitive Agreement.

      The information set forth under Item 1.01 is incorporated herein by reference.

Item 3.03     Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the adoption of the Rights Agreement, on December 15, 2005, the Company filed Articles of Amendment to the Company’s Restated Articles of Organization classifying and designating the Series B Junior Participating Cumulative Preferred Stock with the Secretary of State of The Commonwealth of Massachusetts, setting forth the rights, powers, and preferences of the Series B Junior Participating Cumulative Preferred Stock issuable upon exercise of the Rights (the “Preferred Shares”).

Promptly following the expiration of the Rights and the termination of the Rights Agreement, the Company will file Articles of Amendment (“Articles of Amendment”) to the Company’s Restated Articles of Organization with the Secretary of State of The Commonwealth of Massachusetts eliminating the Preferred Shares and returning them to authorized but undesignated shares of the Company’s preferred stock.

The foregoing is a summary of the terms of the Articles of Amendment. The summary does not purport to be complete and is qualified in its entirety by reference to the Articles of Amendment, a copy of which is attached as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Articles of Amendment of Mercury Systems, Inc. eliminating the Series B Junior Participating Cumulative Preferred Stock.

4.1	Amendment No. 1 to Shareholder Rights Agreement by and between the Mercury Systems, Inc. and Computershare Trust Company, N.A., dated as of June 29, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 30, 2015                    MERCURY SYSTEMS, INC.

By: _/s/ Gerald M. Haines II__________________
Gerald M. Haines II
Executive Vice President, Chief Financial Officer, and Treasurer

Exhibit Index

Exhibit No.	Description

3.1	Articles of Amendment of Mercury Systems, Inc. eliminating the Series B Junior Participating Cumulative Preferred Stock.

4.1	Amendment No. 1 to Shareholder Rights Agreement by and between the Mercury Systems, Inc. and Computershare Trust Company, N.A., dated as of June 29, 2015.

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